ANNUAL REPORT
                               SEPTEMBER 30, 2002

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                               November 13, 2002

Dear Fellow Shareholders:

  In the third quarter, investors had no place to hide. The market, as measured by the S&P 500, was down 17.3%, which was the worst quarter in fifteen years. September was the third worst September in the history of the Dow Jones Industrial Average, and more than 90% of the stocks in the S&P fell during the quarter ended September 30. The laundry list of issues with which the market is grappling includes a weak economy; corporate governance; declining corporate profitability; earnings quality and related accounting issues; inflation, or deflation-take your pick, terrorism, and increasing investor concern and pessimism with regard to what has transpired for most investors over the last two and a half years. Not a very rosy picture, but as a venerable investor, Walter Loeb, offered almost sixty years ago, "When it's time to buy stocks, you won't want to."

  Your portfolio managers have positioned the portfolio for what they believe will be much better days ahead, in a market environment that has created some very attractive values for our companies that they believe will be great investments for us in the long run. While never easy, this is the type of market wherein the seeds are sown to create tomorrow's winners. We think we are doing just that, and Rick and Glenn will detail some of the actions they are taking in the letter.

  In the meantime, we are very grateful to you, our shareholders, for your long term view and patience in this difficult market environment. We believe strongly the moves we are making today, will yield some very attractive investment returns in the coming years.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 9/30/02 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

   Date           FMI Focus Fund      Standard & Poor's 500      Russell 2000
   ----           --------------      ---------------------      ------------
 12/16/96            $10,000                 $10,000               $10,000
 12/31/96            $10,245                 $10,280               $10,350
  3/31/97            $10,736                 $10,549                $9,815
  6/30/97            $12,709                 $12,390               $11,406
  9/30/97            $16,796                 $13,333               $13,103
 12/31/97            $17,391                 $13,712               $12,664
  3/31/98            $19,876                 $15,626               $13,938
  6/30/98            $19,687                 $16,145               $13,289
  9/30/98            $17,838                 $14,553               $10,611
 12/31/98            $23,561                 $17,654               $12,342
  3/31/99            $22,826                 $18,533               $11,673
  6/30/99            $27,450                 $19,840               $13,488
  9/30/99            $26,372                 $18,599               $12,634
 12/31/99            $36,309                 $21,367               $14,965
  3/31/00            $46,693                 $21,858               $16,025
  6/30/00            $47,926                 $21,277               $15,419
  9/30/00            $50,634                 $21,071               $15,590
 12/31/00            $44,803                 $19,424               $14,513
  3/31/01            $40,107                 $17,121               $13,568
  6/30/01            $45,270                 $18,123               $15,507
  9/30/01            $35,815                 $15,463               $12,283
 12/31/01            $45,939                 $17,116               $14,874
  3/31/02            $48,707                 $17,163               $15,466
  6/30/02            $42,035                 $14,863               $14,174
  9/30/02            $32,363                 $12,295               $11,141

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 9/30/02

                                                                     Annualized
                                        Total         Total   Total Return*<F1>
                         Total    Return*<F1>   Return*<F1>     Through 9/30/02
                   Return*<F1>        For the     For the 5           From Fund
                        Last 3     Year Ended   Years Ended           Inception
                        Months        9/30/02       9/30/02            12/16/96
                   -----------    -----------   -----------   -----------------
FMI Focus Fund         -23.01%         -9.64%        14.02%              22.49%
Standard &Poor's 500   -17.28%        -20.49%        -1.63%               3.63%
Russell 2000           -21.40%         -9.30%        -3.19%               1.88%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                               November 13, 2002

Dear Fellow Shareholders,

  There is not much news from the front, but the battle for investment survival rages onward. The miserable investment results this quarter notwithstanding, our investment battle plan which was outlined in detail in the previous two shareholder letters, continues unabated (see www.fiduciarymgt.com). As we believe the economy and the stock market are in a bottoming phase, we continue to believe the best risk/reward can be found in small cap growth, "wrecked tech", and cyclicals. This past quarter, we continued to add positions in software, semiconductor capital equipment, and manufac-turing/cyclicals. Not only were we able to add to positions at book value and below, but also on several occasions we were able to buy at prices close to cash on the balance sheet. However, stock market bottoms are messy; rarely will we time the exact bottom perfectly. The risk/reward ratio looking out two to three years is very attractive, in our opinion. Recall that we had over 20% of the Fund in cash reserves at the end of the June quarter. As of this writing, we have deployed roughly half of that largely in existing positions. We anticipate committing much of the balance on further weakness in either the market or individual stocks. As Henry V said as he prepared his troops for battle "once more into the breach, dear friends, once more."

  Speaking of "wrecked tech", Aspen Technology certainly falls into that category. We are writing this shareholder letter from Washington D.C. while attending Aspen Tech's user/customer conference. Some 2,000 customers from around the world have converged on the Wardman Marriott Hotel to learn the latest developments in factory automation and optimization software. We find this whole event bizarre, almost surreal. This is a huge, important conference with world class customers like Dow Chemical, DuPont, and Exxon Mobil. Bizarre because Aspen's stock has absolutely cratered this year and is now selling under two dollars per share. The entire enterprise value of Aspen is under $150 million. Probably one of the worst performing and most frustrating and disappointing situations we have been involved with in our investment careers. They positively dominate the factory floor in the process industries such as chemicals, refining, and pharmaceuticals. While giant SAP continues to dominate the business side of software in the industries (i.e. accounting and human resources functions), they have not been able to touch Aspen on the manufacturing side. The reason for this is that Aspen's software is incredibly complex. Their software basically models the manufacturing process. It performs "what if" and "if then" scenarios in a never ending process of production optimization. This is completely different from SAP & ERP or enterprise resource management software designed to manage the business side of the enterprise. The stock fell apart this year because Aspen's end markets fell apart. Management, in the middle of an expensive new product development failed to cut expenses fast enough. The Company thus burned through a lot of cash and investors fled for the hills. What's done is done. We stuck with it because we felt, and still do, that the Company has an outstanding franchise.

  Aspen does have a new management team. They are "right-sizing" the business. They are also working with Accenture (by far the dominant consultant in the process industry) on a very substantial and important project that essentially ties together the corporate IT system with Aspen's manufacturing software for the factory floor. This "backbone" should be finished in the next several quarters and is quite promising. None other than Dow Chemical has already committed to it.

  While we are quite unhappy about riding the stock down, we believe there is tremendous upside from the current price of $1.80 per share. That said, new management must execute. The Company must generate cash to meet a debt maturity next summer. We also need an economic pick-up because Aspen's customer base in the process industries is very cyclical and the current tone of business is still very tough. So, while the upside is big, the situation is also not without risk.

  Turning to three new additions to the portfolio, we would like to highlight and welcome MGIC Investment Corp., Manpower Inc., and Fiserv, Inc. to the Fund. All three are Milwaukee based and well known to us. Rick followed both MGIC and Fiserv as a sell-side analyst and portfolio manager since their initial public offerings. MGIC is the leading private mortgage insurer, generally to first time home buyers. Fiserv is the leading financial services data processor and software provider. Manpower, the well known temporary help company, is also an old friend. All three companies are high quality, well managed, franchise companies. All three were opportunistic buys during the past quarter. Our only regret was there wasn't more time to accumulate even larger positions when the stocks were under pressure. All three stand to benefit from an economic pickup.

  As is customary, we would like to thank our shareholder partners for sticking with us during a most difficult period. We are truly excited about the opportunity with stocks being as depressed as they are. While it may take some more patience, we urge you to hang in there for the recovery.

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Fiscal 2002 can be split in two halves for the market as well as the Fund. The first quarter was strong as we put cash into the market and benefited from the stock market's rally. Towards the end of a respectable second quarter we made the decision to transition the portfolio out of some conservative stocks that we thought were fully valued and into some select technology names. Although, we think we made the right decision over the long run, it did have a negative impact on our third quarter. Overall, we finished the year down 9.64% versus the S&P 500 and the Russell 2000 indexes down 20.49% and 9.30%, respectively. Similar to last year, the value component of this benchmark outperformed the growth component, -1.5% versus -18.2%. Interestingly, the two components performed similarly during the fourth quarter.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
      FMI FOCUS FUND, STANDARD & POOR'S 500 INDEX, AND RUSSELL 2000 INDEX

                                       Standard & Poor's        Russell 2000
     Date          FMI Focus Fund      500 Index(1)<F3>         Index(2)<F4>
     ----          --------------      -----------------        ------------
   12/16/96*<F2>      $10,000               $10,000               $10,000
    9/30/97           $16,796               $13,333               $13,103
    9/30/98           $17,827               $14,553               $10,611
    9/30/99           $26,372               $18,599               $12,634
  9/30/2000           $50,634               $21,071               $15,590
  9/30/2001           $35,815               $15,463               $12,283
  9/30/2002           $32,363               $12,295               $11,141

                          AVERAGE ANNUAL TOTAL RETURN

                                                    Since Inception
                   1-Year           5-Years             12/16/96
                   ------           -------         ---------------
                   -9.64%           +14.02%             +22.49%

*<F2>  inception date 12/16/96

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Russell 2000 Index is an index comprised of 2,000 publicly traded small capitalization common stocks that are ranked in terms of capitalization below the large and mid-range capitalization sectors of the United States equity market. The Russell 2000 Index is a trademark/service mark of the Frank Russell Company.

FMI Focus Fund

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue
Suite 1500
Milwaukee, WI  53202
414-212-1600

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of FMI Focus Fund

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMIFocus Fund (a series of FMI Funds, Inc.) (the "Fund") at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

October 30, 2002

STATEMENT OF NET ASSETS
September 30, 2002

   SHARES                                              COST           VALUE
   ------                                              ----           -----

LONG-TERM INVESTMENTS -- 82.5% (A)<F6>
COMMON STOCKS -- 77.4% (A)<F6>

CONSUMER DISCRETIONARY SECTOR -- 13.4%
--------------------------------------

               AUTO COMPONENTS -- 0.8%
    525,000    Tower
                 Automotive, Inc.*<F5>             $  5,223,161   $  3,517,500

               HOUSEHOLD DURABLES -- 2.6%
    375,000    Snap-on Inc.                          11,467,321      8,617,500
    283,100    Wausau-Mosinee
                 Paper Corp.                          3,837,109      2,607,351
                                                   ------------   ------------
                                                     15,304,430     11,224,851

               MEDIA -- 4.0%
    161,700    Hearst-Argyle
                 Television, Inc.*<F5>                3,337,196      4,016,628
     96,700    Information
                 Holdings Inc.*<F5>                   2,044,996      2,093,555
    900,800    Liberty Media Corp.*<F5>               8,471,414      6,467,744
    438,300    Mediacom
                 Communications
                 Corp.*<F5>                           3,472,318      2,353,671
    240,000    PRIMEDIA Inc.*<F5>                     1,868,959        333,600
    220,500    Young
                 Broadcasting Inc.*<F5>               2,857,469      1,911,735
                                                   ------------   ------------
                                                     22,052,352     17,176,933

               SPECIALTY RETAIL -- 6.0%
    215,000    dELiA*s Corp.*<F5>                     1,283,538        225,750
    281,500    Jos. A. Bank
                 Clothiers, Inc.*<F5>                 2,758,218      5,041,665
    395,300    Polo Ralph
                 Lauren Corp.*<F5>                   10,038,534      8,214,334
    650,000    The Sports
                 Authority, Inc.*<F5>                 4,492,768      3,880,500
    408,000    Tommy Hilfiger Corp.*<F5>              6,271,323      3,814,800
    161,800    Zale Corp.*<F5>                        4,935,108      4,879,888
                                                   ------------   ------------
                                                     29,779,489     26,056,937

CONSUMER STAPLES SECTOR -- 3.2%
-------------------------------

               FOOD & DRUG RETAILING -- 1.5%
    234,500    International
                 Multifoods Corp.*<F5>                4,918,900      4,596,200
    107,700    SUPERVALU INC.                         1,811,687      1,739,355
                                                   ------------   ------------
                                                      6,730,587      6,335,555

               FOOD PRODUCTS -- 1.7%
    354,000    Sensient
                 Technologies Corp.                   7,211,731      7,480,020

ENERGY SECTOR -- 6.6%
---------------------

               CHEMICALS -- 1.7%
    271,700    Airgas, Inc.*<F5>                      2,531,186      3,567,421
    541,150    Intertape Polymer
                 Group Inc.*<F5>                      6,150,072      4,101,917
                                                   ------------   ------------
                                                      8,681,258      7,669,338

               EQUIPMENT & SERVICES -- 4.4%
    302,700    Grant Prideco, Inc.*<F5>               3,273,580      2,585,058
     83,900    Lone Star
                 Technologies, Inc.*<F5>              1,469,186        994,215
    354,000    National-Oilwell,
                 Inc.*<F5>                            6,308,409      6,860,520
    525,250    Pride
                 International, Inc.*<F5>             8,449,252      6,828,250
    174,900    Willbros Group, Inc.*<F5>              1,488,329      1,815,462
                                                   ------------   ------------
                                                     20,988,756     19,083,505

               OIL & GAS -- 0.5%
    250,000    Hanover
                 Compressor Co.*<F5>                  3,566,850      2,075,000

FINANCIALS SECTOR -- 11.9%
--------------------------

               BANKS -- 6.6%
    142,000    Allegiant
                 Bancorp, Inc.                        1,660,136      2,307,500
    222,200    AMCORE
                 Financial, Inc.                      4,853,965      4,879,512
    137,800    Anchor BanCorp
                 Wisconsin, Inc.                      2,149,256      2,783,560
    195,200    Associated
                 Banc-Corp.                           6,474,958      6,193,696
     84,800    Banknorth
                 Group, Inc.                          1,687,653      2,014,000
     36,200    Blackhawk
                 Bancorp, Inc.                          526,555        325,800
    216,300    First Federal
                 Capital Corp.                        3,234,717      4,202,709
     26,500    First State Bancorp.                     596,250        653,225
    176,050    Mercantile
                 Bank Corp.*<F5>                      2,889,708      3,517,479
     99,300    Prosperity
                 Bancshares, Inc.                       920,857      1,691,079
                                                   ------------   ------------
                                                     24,994,055     28,568,560

               INSURANCE -- 5.3%
    189,000    IPC Holdings, Ltd.*<F5>                4,996,356      5,550,930
    104,000    MGIC
                 Investment Corp.                     4,356,446      4,246,320
    212,300    PartnerRe Ltd.                         8,941,648     10,228,614
    225,000    Travelers Property
                 Casualty Corp.*<F5>                  4,072,312      2,970,000
                                                   ------------   ------------
                                                     22,366,762     22,995,864
HEALTHCARE SECTOR -- 3.3%
-------------------------

               DENTAL -- 1.6%
    130,000    Henry Schein, Inc.*<F5>                5,221,103      6,857,500

               EQUIPMENT & SUPPLIES -- 1.7%
    174,200    Bausch & Lomb Inc.                     5,771,600      5,778,214
    153,800    Molecular
                 Devices Corp.*<F5>                   2,943,541      1,924,038
                                                   ------------   ------------
                                                      8,715,141      7,702,252

INDUSTRIALS SECTOR -- 16.3%
---------------------------

               AIRLINES -- 0.6%
    361,800    Northwest
                 Airlines Corp.*<F5>                  5,588,714      2,416,824

               COMMERCIAL SERVICE & SUPPLIES -- 4.1%
    499,000    Casella Waste
                 Systems, Inc.*<F5>                   5,027,350      3,208,570
    705,000    Kforce Inc.*<F5>                       4,439,311      2,192,550
     75,600    Manpower Inc.                          2,253,911      2,218,104
    552,000    Republic Services, Inc.*<F5>           9,030,439     10,377,600
                                                   ------------   ------------
                                                     20,751,011     17,996,824

               ELECTRICAL EQUIPMENT -- 5.0%
     86,800    A.O. Smith Corp.                       2,452,100      2,466,856
    135,000    Briggs &
                 Stratton Corp.                       5,752,469      5,067,900
    883,700    Rockwell
                 Automation Inc.                     13,945,117     14,377,799
                                                   ------------   ------------
                                                     22,149,686     21,912,555

               MACHINERY -- 5.2%
    343,600    CIRCOR
                 International, Inc.                  5,315,681      4,604,240
    168,000    Flowserve Corp.*<F5>                   3,374,923      1,680,000
    204,000    Kennametal Inc.                        6,414,037      6,552,480
    354,500    Mykrolis Corp.*<F5>                    4,125,870      2,180,175
    305,600    Regal-Beloit Corp.                     6,405,802      5,228,816
    115,200    Robbins &
                 Myers, Inc.                          2,742,720      2,148,480
                                                   ------------   ------------
                                                     28,379,033     22,394,191

               MARINE -- 1.4%
    371,400    Royal Caribbean
                 Cruises Ltd.                         4,568,645      5,912,688

INFORMATION TECHNOLOGY SECTOR -- 17.0
-------------------------------------

               COMMUNICATIONS EQUIPMENT -- 2.0%
    265,400    Symbol
                 Technologies, Inc.                   3,812,825      2,035,618
    634,000    Tekelec*<F5>                           5,629,708      5,471,420
     95,000    Veritas DGC Inc.*<F5>                  1,664,249      1,026,950
                                                   ------------   ------------
                                                     11,106,782      8,533,988

               CONSULTING & SERVICES -- 1.7%
     35,800    Bowne & Co., Inc.                        489,863        358,000
    204,700    Daisytek
                 International Corp.*<F5>             2,094,661      2,661,100
    635,000    Keane, Inc.*<F5>                       9,936,529      4,286,250
                                                   ------------   ------------
                                                     12,521,053      7,305,350

               ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.4%
    387,400    KEMET Corp.*<F5>                       6,732,158      3,312,270
    341,600    MKS
                 Instruments, Inc.*<F5>               5,690,618      3,730,272
    412,939    Vishay
                 Intertechnology, Inc.*<F5>           7,900,912      3,633,863
                                                   ------------   ------------
                                                     20,323,688     10,676,405

               INTERNET SOFTWARE & SERVICES -- 0.1%
    145,000    Interwoven, Inc.*<F5>                    895,443        291,160
    100,000    Retek Inc.*<F5>                          600,020        360,000
                                                   ------------   ------------
                                                      1,495,463        651,160

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 2.4%
    278,500    Asyst
                 Technologies, Inc.*<F5>              3,327,277      1,682,140
    950,000    Conexant
                 Systems, Inc.*<F5>                   3,375,633      1,054,500
    402,900    Entegris Inc.*<F5>                     4,929,746      3,130,533
    733,300    Metron
                 Technology N.V.*<F5>                 6,906,663      1,759,920
    594,450    Skyworks
                 Solutions, Inc.*<F5>                 6,617,151      2,692,859
                                                   ------------   ------------
                                                     25,156,470     10,319,952

               SOFTWARE -- 8.4%
  1,773,800    Aspen
                 Technology, Inc.*<F5>               20,042,779      5,321,400
    204,700    CSG Systems
                 International, Inc.*<F5>             2,513,465      2,231,230
    244,800    Documentum, Inc.*<F5>                  3,213,302      2,827,440
    212,500    E.piphany, Inc.*<F5>                   2,005,866        765,000
  1,590,900    J.D. Edwards & Co.*<F5>               20,954,253     14,715,825
    196,900    JDA Software
                 Group, Inc.*<F5>                     2,573,024      1,376,331
  1,100,000    Parametric
                 Technology Corp.*<F5>                7,792,073      1,980,000
    125,700    ProQuest Co.*<F5>                      3,771,709      3,814,995
    471,000    Ulticom, Inc.*<F5>                     3,722,519      2,604,630
    250,000    Wind River
                 Systems, Inc.*<F5>                   2,456,685        805,000
                                                   ------------   ------------
                                                     69,045,675     36,441,851

MATERIALS SECTOR -- 4.8%
------------------------

               CHEMICALS -- 2.0%
    162,500    Georgia Gulf Corp.                     2,896,522      3,716,375
    586,400    PolyOne Corp.                          5,981,927      5,037,176
                                                   ------------   ------------
                                                      8,878,449      8,753,551

               METALS & MINING -- 0.7%
    387,700    AK Steel
                 Holding Corp.*<F5>                   4,643,175      2,834,087

               PAPER & FOREST PRODUCTS -- 2.1%
    673,800    Kadant Inc.*<F5>                       9,297,052      9,096,300

TELECOMMUNICATION SECTOR -- 0.9%
--------------------------------

               DIVERSIFIED -- 0.4%
    167,500    TESSCO
                 Technologies Inc.*<F5>               3,471,539      1,613,025

               WIRELESS EQUIPMENT -- 0.4%
    232,200    Anaren
                 Microwave, Inc.*<F5>                 3,315,473      1,908,684

               WIRELESS SERVICES -- 0.1%
    531,400    Alamosa
                 Holdings, Inc.*<F5>                  2,702,509        122,222
    146,000    Triton PCS
                 Holdings, Inc.*<F5>                  1,256,696        305,140
                                                   ------------   ------------
                                                      3,959,205        427,362
                                                   ------------   ------------
               Total common stocks                  435,486,788    335,938,612

MUTUAL FUNDS -- 5.1% (A)<F6>
    189,000    iShares S&P SmallCap
                 600 Index Fund                      18,524,844     17,603,460
    207,400    Nasdaq-100 (UIT)
                 Index Tracking
                 Stock*<F5>                           5,019,771      4,303,550
                                                   ------------   ------------
               Total mutual funds                    23,544,615     21,907,010
                                                   ------------   ------------
               Total long-term
                 investments                        459,031,403    357,845,622

 PRINCIPAL
   AMOUNT
 ---------
SHORT-TERM INVESTMENTS -- 18.2% (A)<F6>

               COMMERCIAL PAPER -- 16.8%
$57,000,000    General Electric
                 Capital Corp.,
                 1.73% - 1.76%,
                 due 10/01/02 -
                 10/08/02                            56,992,152     56,992,152
 16,000,000    Galaxy Funding, Inc.,
                 1.77%, due
                 10/09/02 - 10/10/02                 15,993,313     15,993,313
                                                   ------------   ------------
               Total commercial
                 paper                               72,985,465     72,985,465

               VARIABLE RATE DEMAND NOTE -- 1.4%
  6,207,603    U.S. Bank, N.A.                        6,207,603      6,207,603
                                                   ------------   ------------
               Total short-term
                 investments                         79,193,068     79,193,068
                                                   ------------   ------------
               Total investments                   $538,224,471    437,038,690
                                                   ------------
                                                   ------------
               Liabilities, less cash
                 and receivables -- (0.7%) (A)<F6>                  (3,239,559)
                                                                  ------------
               NET ASSETS                                         $433,799,131
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share
                 ($0.0001 par value 100,000,000
                 shares authorized), offering
                 and redemption price
                 ($433,799,131 / 20,845,452
                 shares outstanding)                                    $20.81
                                                                        ------
                                                                        ------

  *<F5>   Non-income producing security.
(a)<F6>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2002

INCOME:
   Dividends                                                     $   2,822,797
   Interest                                                          1,062,103
                                                                 -------------
       Total income                                                  3,884,900
                                                                 -------------

EXPENSES:
   Management fees                                                   5,653,753
   Administrative services                                             312,999
   Transfer agent fees                                                 262,159
   Printing and postage expenses                                       112,427
   Custodian fees                                                      103,071
   Registration fees                                                    50,297
   Professional fees                                                    50,196
   Board of Directors fees                                              19,500
   Amortization of organizational expenses                               1,985
   Other expenses                                                       44,414
                                                                 -------------
   Total operating expenses before interest expense                  6,610,801
   Interest expense                                                     20,667
                                                                 -------------
       Total expenses                                                6,631,468
                                                                 -------------
NET INVESTMENT LOSS                                                 (2,746,568)
                                                                 -------------
NET REALIZED LOSS ON INVESTMENTS                                   (43,032,972)
NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS               (66,557,858)
                                                                 -------------
NET LOSS ON INVESTMENTS                                           (109,590,830)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS             $(112,337,398)
                                                                 -------------
                                                                 -------------

STATEMENTS OF CHANGES IN NET ASSETS
For Years Ended September 30, 2002 and 2001

                                                                                                 2002                2001
                                                                                               --------            --------
OPERATIONS:
   Net investment loss                                                                       $ (2,746,568)       $ (1,558,813)
   Net realized loss on investments                                                           (43,032,972)        (28,330,620)
   Net change in unrealized appreciation on investments                                       (66,557,858)        (64,360,363)
                                                                                             ------------        ------------
       Net decrease in net assets resulting from operations                                  (112,337,398)        (94,249,796)
                                                                                             ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.02837 per share)                                            --            (204,288)
   Distributions from net realized gains ($3.50364 per share)                                          --         (25,226,472)
                                                                                             ------------        ------------
                                                                                                       --         (25,430,760)
                                                                                             ------------        ------------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (24,662,844 and 9,370,273 shares, respectively)                688,501,526         266,038,979
   Net asset value of shares issued in distributions (810,445 shares)                                  --          24,078,335
   Cost of shares redeemed (15,173,561 and 5,480,543 shares, respectively)                   (403,913,870)       (151,345,442)
                                                                                             ------------        ------------
       Net increase in net assets derived from Fund share activities                          284,587,656         138,771,872
                                                                                             ------------        ------------
       TOTAL INCREASE                                                                         172,250,258          19,091,316
NET ASSETS AT THE BEGINNING OF THE YEAR                                                       261,548,873         242,457,557
                                                                                             ------------        ------------
NET ASSETS AT THE END OF THE YEAR                                                            $433,799,131        $261,548,873
                                                                                             ------------        ------------
                                                                                             ------------        ------------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each year)

                                                                                  YEARS ENDED SEPTEMBER 30,
                                                               ----------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                               ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                           $ 23.03        $ 36.43        $ 21.56        $ 15.15        $ 14.74
Income from investment operations:
     Net investment (loss) income (a)<F7>                      (0.16)         (0.13)          0.06          (0.18)         (0.17)
     Net realized and unrealized
       (losses) gains on investments                           (2.06)         (9.74)         17.34           7.21           1.06
                                                             -------        -------        -------        -------        -------
Total from investment operations                               (2.22)         (9.87)         17.40           7.03           0.89

Less distributions:
     Dividend from net investment income                          --          (0.03)            --             --             --
     Distributions from net realized gains                        --          (3.50)         (2.53)         (0.62)         (0.48)
                                                             -------        -------        -------        -------        -------
Total from distributions                                          --          (3.53)         (2.53)         (0.62)         (0.48)
                                                             -------        -------        -------        -------        -------
Net asset value, end of year                                 $ 20.81        $ 23.03        $ 36.43        $ 21.56        $ 15.15
                                                             -------        -------        -------        -------        -------
                                                             -------        -------        -------        -------        -------

TOTAL INVESTMENT RETURN                                        (9.6%)        (29.3%)         92.0%          47.9%           6.2%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                         433,799        261,549        242,458         36,170         19,264
Ratio of operating expenses before interest expense
  and dividends on shorts to average net assets                1.46%          1.50%          1.59%          1.81%          2.34%
Ratio of interest expense and dividends on short
  positions to average net assets                              0.00%          0.00%          0.05%          0.16%          0.33%
Ratio of net investment (loss) income
  to average net assets                                       (0.60%)        (0.55%)         0.20%         (1.28%)        (1.94%)
Portfolio turnover rate                                        92.8%         165.3%         198.7%         238.8%         402.2%

(a)<F7> Net investment (loss) income before interest expense and dividends on short positions for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 was ($0.16), ($0.13), $0.08, ($0.16) and ($0.14),
          respectively. In 2002, 2001 and 2000, net investment (loss) income per share is calculated using average shares outstanding. In 1999 and 1998, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2002

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Focus Fund (the "Fund"), a portfolio of FMI Funds, Inc. (the "Company") which is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each Fund in the Company are segregated as a shareholder's interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stocks and warrants, engaging in short sales, investing in foreign securities and effecting transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     (a) Each security, including the liability for securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) The Fund may sell securities short. For financial statement purposes, an amount equal to the settlement amount would be included in the statement of net assets as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the statement of net assets. The Fund is liable for any dividends payable on securities while those securities are in a short position. Under the 1940 Act, the Fund is required to maintain collateral for its short positions consisting of liquid securities. The collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

     (h) A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the "Act") or pursuant to the resale limitations provided by Rule 144A under the Act, or an exemption from the registration requirements of the Act.
          On September 30, 2002, the Fund did not hold any restricted securities.

     (i) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Fund has a management agreement with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund pays FMI a monthly management fee of 1.25% of the daily net assets. The Fund has an administrative agreement with FMI to supervise all aspects of the Fund's operations except those performed by FMI pursuant to the management agreement. Under the terms of the agreement, the Fund pays FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000, 0.1% on the next $70,000,000 and 0.05% of the daily net assets of the Fund in excess of $100,000,000.

          The Adviser entered into a sub-advisory agreement with Broadview Advisors, LLC, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. The Adviser pays Broadview Advisors, LLC 76% of the Fund's management fee of 1.25% of average daily net assets.

          Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2002.

(3)  CREDIT AGREEMENT --

          U.S. Bank, N.A. had made available to the Fund a $30,000,000 credit facility pursuant to a Credit Agreement ("Agreement") dated July 1, 2001 for the purpose of purchasing portfolio securities. Principal and interest of such loan under the Agreement were due not more than 31 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one on the amount borrowed. Additionally, the Fund pays an unused line fee of 0.10% of the unused amount of the facility. Advances will be collateralized by securities owned by the Fund. During the year ended September 30, 2002, the Fund did not borrow against the Agreement. The Credit Agreement expired on June 5, 2002. Interest expense amounted to $20,667 for the period ended September 30, 2002.

(4)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)  INVESTMENT TRANSACTIONS --

          For the year ended September 30, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) were $597,921,336 and $356,853,017, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of September 30, 2002, liabilities of the Fund included the following:

     Payable to brokers for securities purchased               $ 14,259,324
     Payable to FMI for management and administrative fees          490,236
     Payable to shareholders for redemptions                        312,443
     Other liabilities                                              129,631

(7)  SOURCES OF NET ASSETS --

          As of September 30, 2002, the sources of net assets were as follows:

     Fund shares issued and outstanding                        $611,332,617
     Net unrealized depreciation on investments                (101,185,781)
     Accumulated net realized losses on investments             (76,347,705)
                                                               ------------
                                                               $433,799,131
                                                               ------------
                                                               ------------

(8)  INCOME TAX INFORMATION --

          The following information for the Fund is presented on an income tax basis as of September 30, 2002:

                           GROSS               GROSS           NET UNREALIZED      DISTRIBUTABLE       DISTRIBUTABLE
      COST OF            UNREALIZED          UNREALIZED         DEPRECIATION          ORDINARY           LONG-TERM
    INVESTMENTS         APPRECIATION        DEPRECIATION       ON INVESTMENTS          INCOME          CAPITAL GAINS
    -----------         ------------        ------------       --------------      -------------       -------------
    $547,910,754        $20,433,354         $131,305,418        $110,872,064             $0                  $0

          The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the year ended September 30, 2002, capital loss carryovers (expiring in varying amounts through 2010) as of September 30, 2002, and tax basis post-October losses as of September 30, 2002, which are not recognized for tax purposes until the first day of the following fiscal year are:

        ORDINARY            LONG-TERM           NET CAPITAL
         INCOME           CAPITAL GAINS            LOSS           POST-OCTOBER
      DISTRIBUTIONS       DISTRIBUTIONS         CARRYOVERS           LOSSES
      -------------       -------------         ----------        ------------
           $0                  $0               $27,597,275        $39,064,147

          Since there were no ordinary distributions paid for the year ended September 30, 2002, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders.

FMI Focus Fund
DIRECTORS AND OFFICERS

                                                                                               # OF FUNDS     OTHER
                     TERM OF                       PRINCIPAL                                   IN COMPLEX     DIRECTORSHIPS
                     POSITION    OFFICE AND        OCCUPATION                                  OVERSEEN       HELD BY
NAME, AGE            HELD WITH   LENGTH OF         DURING PAST                                 BY DIRECTOR    DIRECTOR
AND ADDRESS          THE FUND    TIME SERVED       FIVE YEARS                                  OR OFFICER     OR OFFICER
-----------          ---------   -----------       -----------                                 -----------    -------------
"DISINTERESTED PERSONS" OF THE FUND:

Barry K. Allen, 54   Director    Indefinite Term   Mr. Allen is Executive Vice President       8              Harley-Davidson, Inc.
1801 California Street           Since September   of Qwest Communications International,                     and Cobalt
Denver, CO 80202                 1996              Inc. a global communications company                       Corporation
                                                   since September, 2002.  Prior to this,
                                                   Mr. Allen had served as President of
                                                   Allen Enterprises, LLC, a private equity
                                                   investments management company he
                                                   founded after retiring from Ameritech in
                                                   July 2000.  Mr. Allen served as an officer
                                                   of Ameritech from August 1995 to July
                                                   2000.

George D. Dalton, 74 Director    Indefinite Term   Mr. Dalton is Chairman and Chief            8              Clark/Bardes Inc.
20825 Swenson Drive              Since December    Executive Officer of Call_Solutions.com,
Waukesha, WI  53186              1997              Inc. Prior to January 2000, Mr. Dalton
                                                   was Chairman of the Board and Chief
                                                   Executive Officer of Fiserv, Inc., and had
                                                   served in that capacity since 1984.

Gordon H.            Director    Indefinite Term   Mr. Gunnlaugsson recently retired from      8              Renaissance Learning,
  Gunnlaugsson, 58               Since April       M&I Corporation. He was employed by                        Inc.
c/o Fiduciary                    2001              M&I Corporation from June 1, 1970 to
  Management, Inc.                                 December 31, 2000 where he most
225 E. Mason St.                                   recently held the positions of Executive
Milwaukee, WI 53202                                Vice President and Chief Financial Officer.

Paul S. Shain, 39    Director    Indefinite Term   Mr. Shain is President and Chief Operating  8              None
5520 Research                    Since April       Officer of Berbee Information Networks,
  Park Drive                     2001              and has been employed by such firm since
Madison, WI  53711                                 January 2000. Prior to joining Berbee
                                                   Information Networks, Mr. Shain spent
                                                   12 years at Robert W. Baird & Co.,
                                                   Incorporated, most recently as Managing
                                                   Director and Director of Equity Research.

"INTERESTED PERSONS" OF THE FUND:

Richard E.           Director    Indefinite Term   Mr. Lane is President of Broadview          2              None
  Lane,*<F8> 46                  Since April       Advisors, LLC, the sub-adviser to the Fund
100 E. Wisconsin Ave.            2001              and has served as portfolio manager to the
Milwaukee, WI  53202                               Fund since October, 1997.  Mr. Lane served
                                                   as a portfolio manager and financial analyst
                                                   with Fiduciary Management, Inc. from
                                                   September 1994 through April 2001.

Ted D.               Director,   Since September   Mr. Kellner is Chairman of the Board        8              Marshall & Ilsley
  Kellner,*<F8> 56   President   1996              and Chief Executive Officer of Fiduciary                   Corporation
c/o Fiduciary        and                           Management, Inc. which he co-founded
  Management, Inc.   Treasurer                     in 1980.
225 E. Mason St.
Milwaukee, WI  53202

Patrick J.           Director    Since December    Mr. English is President of Fiduciary       8              None
  English,*<F8> 41   and Vice    1997              Management, Inc. and has been employed
c/o Fiduciary        President                     by the Adviser in various capacities since
  Management, Inc.                                 December, 1986.
225 E. Mason St.
Milwaukee, WI 53202

Gary G. Wagner, 59   Vice        Since December    Mr. Wagner is Executive Vice President      8              None
c/o Fiduciary        President   1996              of Fiduciary Management, Inc. and has
  Management, Inc.   and                           been employed by the Adviser in various
225 E. Mason St.     Assistant                     capacities since January, 1988.
Milwaukee, WI 53202  Secretary

Camille F.           Vice        Since December    Ms. Wildes is a Vice-President of           8              None
  Wildes, 50         President   1999              Fiduciary Management, Inc. and has
c/o Fiduciary        and                           been employed by the Adviser in various
  Management, Inc.   Assistant                     capacities since December, 1982.
225 E. Mason St.     Treasurer
Milwaukee, WI 53202

Donald S. Wilson, 59 Vice        Since September   Mr. Wilson is Vice Chairman and             8              None
c/o Fiduciary        President   1996              Treasurer of Fiduciary Management, Inc.
  Management, Inc.   and                           which he co-founded in 1980.
225 E. Mason St.     Secretary
Milwaukee, WI  53202

*<F8> Mr. Lane is an "interested person" of the Fund because he is an officer of the Fund's sub-adviser. Messrs. Kellner and English are "interested persons" of the Fund because they are officers of the Fund and the investment adviser.

For additional information about the Directors and Officers, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge.

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                                  414-226-4555
                              www.fiduciarymgt.com

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                    U.S. BANK INSTITUTIONAL TRUST & CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus.